PROSHARES TRUST
ProShares Bitcoin Strategy ETF
(the “Fund”)
Supplement dated October 18, 2021
to the Fund’s Summary Prospectus, Statutory Prospectus, and Statement of Additional Information
(dated October 18, 2021, each as supplemented or amended)
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The Fund is not yet available for sale. The Fund is scheduled to list and begin trading on the NYSE Arca on October 19, 2021.
For more information, please contact the Fund at 1-866-776-5125.
Please retain this supplement for future reference.